Exhibit 99.1

-1- April 2007 SOUTHWESTERN SHOWCASE Investor Conference November 19, 2008

-2- Portions of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, as well as trends and conditions in our markets and technologies, market opportunity, and our plans regarding our business strategies. These statements can generally be identified by such words as "expects," "plans," "believes," "anticipates," “should,” “may,” “will” and similar words or expressions. Forward-looking statements are not guarantees of performance but rather reflect our current expectations, assumptions and beliefs based upon information currently available to us. Investors are cautioned that all forward-looking statements are subject to risks and uncertainties which are difficult to predict and that could cause actual results to differ materially from those projected. Many of these risks and uncertainties are described in Part I of our Form 10-K for the fiscal year ended October 31, 2007 under the heading "Risk Factors”, and in our subsequently filed quarterly reports. Some of these risk factors include: the U.S. economic crisis and its impact on capital spending trends in the Company's markets; • the Company's ability to maintain and improve upon current gross profit margins; • the success of the Mitel product and services offering; • the Company's ability to acquire and retain the technical competencies needed to implement new advanced communications technologies; • intense competition and industry consolidation; • dependence upon a single customer for the recent growth in the Company's Managed Services offering; and • the availability and retention of revenue professionals and certified technicians. Investors are cautioned that the foregoing list of important risk factors is not exclusive. These and other factors should be considered carefully and investors should not place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date made and we do not undertake to update any forward-looking statement that is contained in any communications. GAAP Reconciliation The Company uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) as part of its overall assessment and comparison of financial performance between accounting periods. XETA believes that EBITDA is often used by the financial community as a method of measuring the Company's performance and of evaluating the market value of companies considered to be in similar businesses. EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States ("GAAP"). A reconciliation of EBITDA to net income is provided in Exhibit A of this presentation. Forward-Looking Statements

-3- • 27 year operating history, Profitable for 18 straight years • Sell, install and service enterprise communications systems and applications for Fortune 1000 customers • Significant market share with lodging customers, moving aggressively into much larger commercial market XETA (Nasdaq: XETA) at a Glance • Nationwide Footprint - Over 360 employees offering nationwide service and support through over 30 locations • Partner with three leading voice equipment vendors at the highest levels - Nortel, Avaya, and Mitel Recent Stock Price : $1.78 Market Cap: $18 Million FY08 Revenue: $84 Million to $85 Million TTM Q308 EBITDA: FY08 EPS: $5.3 Million $0.19 to $0.20

-4- What We Do Software and Equipment Suppliers Wholesale Partners Enterprise Customers XETA Direct 1. Sell 2. Install 3. Service

-5- • Taking Market Share: Well positioned to acquire significant market share with targeted 15% top line organic growth over the next 3 to 5 years. • Improving Profitability: to come from a shift in the revenue mix and operating leverage.... targeted EBITDA of 12% versus 6% in TTM. • Recurring Revenue Increases Predictability: Growing base of recurring revenue will drive earnings growth and predictability • Competitive Differentiated: One of two systems integrators that can sell/install/service both Avaya and Nortel at the highest levels. Investment Considerations

-6- Competitively Differentiated – Why XETA? 1,000 dealers 28 with Elite Certification • One of two vendors with highest certification from both Avaya and Nortel • Avaya Partner of the Year Award •Nortel Services Innovation Award • Nationwide sales and service footprint • In-house 24/7 contact center • 27 year operating history of providing excellence in customer support • Public Company with verifiable financials 1,500 dealers 9 National Partners with Platinum Certification

-7- Size of Addressable Market $6 Billion Market Sources: JPMorgan, Synergy, TEQConsult Group, Avaya, Nortel, Company Estimates Equipment Service # of Lines Shipped/ Serviced Annually (U.S.) 6-8 million 100 million Avaya/ Nortel/ Mitel Market Share 41% 66% Avaya/ Nortel/ Mitel Annual Revenue Opportunity (U.S.) $2 billion $4 billion

-8- Growth Strategies 1) Acquire market share 2) Take advantage of Avaya’s new go-to-market strategy 3) Focus on fast growing applications – Unified Messaging 4) Focus on building industry verticals – Lodging, Healthcare, Education 5) Accelerate growth through targeted acquisitions

-9- National Independents Regional Integrators Systems Integrator Network Providers Local Integrators Competencies Coverage Acquiring Market Share Acquire market share from local and regional players Acquire market share by partnering with OEM’s, service providers, and systems integrators

-10- Wholesale Relationships Managed Programs Acquisition Penetration Retention Activity Acquire Market Share – Partner with OEMs, Systems Integrators and Service Providers

-11- Change in Avaya Go-to-Market Strategy Direct 45% Indirect 55% Indirect 85% Direct 15% Avaya expects 85% of its sales to come from indirect channels in the next few years Avaya Current Mix Avaya Future Mix October 2008 – XETA named Avaya’s Business Partner of the Year for North America

-12- Focus on Applications Unified Communications • Worldwide UC market expected to grow from $5 billion to $17 billion by 2011. (source IDC) • Strong ROI’s are compelling in challenging spending environment

-13- Focus on Building Industry Verticals Hospitality - Growing share with new vendors Education – Leveraging Miami Dade experience Healthcare -

-14- • Target both Scale and Scope • Strategic – Recurring Revenue – Added Coverage and Competency – Targeted Customers and Talent • Operational – Manufacturer Competencies and Relationships – Comparable Business Models – Cultural Fit • Economic – Deal Size $5M to $25M Annual Revenues – EBITDA contributionAccretive Accelerate Growth Through Targeted Acquisitions

-15- Experienced Leadership Team Greg Forrest – CEO and President – CEO since June 2007, joined the company in July 2005 through an acquisition. Prior to XETA, founded several fast-growing companies in the clothing, commercial interior and telecommunications industries. Robert Wagner – CFO – Joined the company in 1986. 24 years public Accounting/ financial management experience. Don Reigel – Executive Director, Avaya – Joined company in 1993. Prior to XETA, held senior sales management positions at large Avaya dealer. Scott Davis – Executive Director, Nortel – Joined company in 2006. 10 years senior sales positions inside Nortel Tom Luce – Executive Director, Managed Services – Joined the company during its founding in 1982. Paul Comeau – Executive Director, Implementation and Engineering – Joined the company in 2007. 25 years of achievements in field operations, call center, customer support center, sales engineering and business process improvement.

-16- $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 1Q 2Q 3Q 4Q FY 2006 FY 2007 FY 2008 Historical Trends Total Revenue - 19% average y-o-y growth past two years * * 4Q08 preliminary revenue estimate $22 million to $23 million

-17- $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 1Q 2Q 3Q 4Q FY 2006 FY 2007 FY 2008 Historical Trends Services Revenue – 22% average y-o-y growth past 2 years

-18- -$0.02 $0.00 $0.02 $0.04 $0.06 $0.08 1Q 2Q 3Q 4Q FY 2006 FY 2007 FY 2008 Historical Trends – Positive Y-O-Y Earnings Trends * 4Q08 preliminary EPS estimate $0.06 to $0.07 *

-19- Current Revenue Mix (TTM Q308) Maintenance Services • 36% of revenue • Recurring • 14% TTM Growth (TTM Q3) • +39% Commercial • -1% Lodging •Highest potential for margin improvement Implementation & Cabling Services • 16% of revenue • Primarily non-recurring • 30% TTM Growth (TTM Q3) • Some potential margin improvement Equipment & Applications • 46% of revenue • Unpredictable • 17% TTM Growth (TTM Q3) • Margins are stable

-20- Long-Term Revenue Mix Shift Current Mix ½ Services Future Mix 2/3 Services Increase in higher margin services revenue increases profitability and predictability Equipment & Application 33% Implementation & Structured Cable Services 12% Maintenance Service 55% Equipment & Application 46% Other 2% Maintenance Service 36% Implementation & Structured Cable Services 16%

-21- Targeted Operating Results 3-5 Year Targets Trailing Twelve Months Ended 3Q08 Trailing Twelve Months Ended 3Q07 Revenue Annual growth 15% $81M (20% growth) $68M Gross Margin Equipment 23% to 25% 25.8% 23.9% Services 30% to 35% 30.5% 30.4% Total 27% to 31% 26.5% 25.0% Operating Expenses 18% to 20% 22.1% 21.8% EBITDA Margin 10% to 12% 6.5% 5.0% Net Margin 4% to 6% 2.5% 1.9% EPS FY08 Preliminary Estimate $0.19 to $0.20 $0.20 $0.12

-22- Financials – Balance Sheet FY2007 FY2008 Oct-07 Jul-08 ($,000) ($,000) Details Cash 403 74 AR 16,236 23,443 DSO 78 days 91 days Target - 50 to 60 days Revolving Line of Credit 2,759 6,109 $7.5M line LT Debt (Mortgage) 1,526 1,226 3 year term, 13 year amort Tangible Book Value Per share $1.27 $1.45 TTM Return on Equity 3.6% 4.9% Target - 15%

-23- • Taking Market Share: Well positioned to acquire significant market share with targeted 15% top line organic growth over the next 3 to 5 years. • Improving Profitability: to come from a shift in the revenue mix and operating leverage.... targeted EBITDA of 12% versus 5% in 2007. • Recurring Revenue Increases Predictability: Growing base of recurring revenue will drive earnings growth and predictability • Competitive Differentiated: One of two systems integrators that can sell/install/service both Avaya and Nortel at the highest levels. Investment Considerations

-24- April 2007 Investor Presentation

-25- Exhibit A – EBITDA Reconciliation Reconciliation of EBITDA to Net Income 2008 2007 Net Income (Loss) $ 2,028 $ 1,271 Interest 323 86 Provision for Income Taxes 1,306 838 Depreciation 687 521 Amortization 909 592 EBITDA(1) $ 5,253 $ 3,309 TTM July 31, (The information is presented in thousands.) 1The Company uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) as part of its overall assessment and comparison of financial performance between accounting periods. XETA believes that EBITDA is often used by the financial community as a method of measuring the Company's performance and of evaluating the market value of companies considered to be in similar businesses. EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States ("GAAP"). A reconciliation of EBITDA to net income is provided above.